UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2008

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

In a Current Report on Form 8-K filed earlier today, the FHLBank Topeka ("FHLBank") sent a message to members of the FHLBank announcing the declaration of a dividend for the quarter ended September 30, 2008. The message incorrectly stated that "management of the FHLBank currently expects to recommend stock dividends for the fourth quarter of 2008 on Class A and Class B Common Stock at rates similar to the second quarter’s dividend rates relative to the average overnight Federal fund effective rate." The message should have said "at rates similar to the third quarter's dividend rates" versus the second quarter's.

The information in this Current Report on Form 8-K is being furnished and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the FHLBank Topeka that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Message to FHLBank Topeka members dated September 25, 2008, announcing dividend declaration for the quarter ended September 30, 2008

Amended Exhibit

This announcement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of the FHLBank's operations. These statements may be identified by the use of forward-looking terminology such as anticipates, believes, could, estimate, may, should and will, or other variations on these terms. The FHLBank's actual results may differ materially from those expressed in any forward-looking statements as a result of many factors and uncertainties including, but not limited to: the effects of SFAS 133 accounting treatment and other accounting rule requirements, changes in the regulatory requirements of the Federal Housing Finance Board, the FHLBank's ability to pay dividends out of retained earnings, changes in interest rates, changes in projected business volumes, the FHLBank's cost of funding, changes in the FHLBank's membership profile, the withdrawal of one or more large members, shifts in demand for FHLBank products, and general economic conditions.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

September 25, 2008	By:	/s/ Patrick Doran

Name: Patrick Doran
Title: SVP, General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank Topeka members dated September 25, 2008, announcing dividend declaration for the quarter ended September 30, 2008